Exhibit 10.11
                                                 CONFORMED COPY









                     BUCKEYE PARTNERS, L.P.


          UNIT OPTION AND DISTRIBUTION EQUIVALENT PLAN



                      Amended and Restated
                      as of April 24, 2002



          UNIT OPTION AND DISTRIBUTION EQUIVALENT PLAN


1. Purpose

    The Unit Option and Distribution Equivalent Plan (the "Plan") of Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership"), is designed to assist the Partnership, Buckeye Pipe Line Company, the Partnership's general partner (the "General Partner"), and Affiliates of the Partnership and the General Partner in attracting and retaining employees of outstanding competence and to enable selected officers and key employees of the Partnership, the General Partner and Affiliates to acquire or increase ownership interests in the Partnership on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of the Partnership. Consistent with these objectives, the Plan authorizes the granting of options (the "Options") to acquire limited partnership interests in the Partnership represented by units (the "Units") to selected officers and key employees (the "Optionees") pursuant to the terms and conditions hereinafter set forth. As used herein, the terms "Affiliate" and "Affiliates" refer to any domestic or foreign corporation, partnership, limited liability company or other entity that directly or indirectly controls, is controlled by or is under common control with either the Partnership or the General Partner. For purposes of this Plan, Buckeye Pipe Line Services Company shall be considered an Affiliate of the General Partner.

2. Effective Date of the Plan.

     Effective Date; Unitholder Approval. The Plan became effective April 25, 1991 (the "Effective Date") and was approved on October 22, 1991, at a special meeting of the holders of Units (the "Unitholders") by a majority of the Unitholders then entitled to vote in person or by proxy at such meeting.

3. Administration.

     (a) Administration by Committee. The Plan shall be administered by either the Board of Directors of the General Partner (the "Board"), or a committee of the Board consisting of at least two (2) members of the Board (the "Committee"), provided that no member of the Board, if the Board is then administering the Plan, or member of the Committee, if the Committee is then administering the Plan, within the one (1) year period preceding the later of the Effective Date or such member's appointment to the Board or the Committee, received an Option under the Plan or an option or similar award under any other Partnership plan or plan of an affiliate (as such term is defined in Rule 405 under the Securities Act of 1933, as amended), of the Partnership where any such award was made on a discretionary basis. Any member of the Board or Committee administering the Plan who does not satisfy the foregoing requirement shall not serve in any capacity in administering the Plan until one year has elapsed from the date such option or award was granted. For purposes of the Plan, the term "Committee," as used hereinafter, shall refer to the Board if the Board has not appointed the Committee to administer the Plan. The Committee shall have and exercise all of the powers and authority granted to it by the provisions of the Plan. Members of the Committee shall serve, and may be removed, at the pleasure of the Board.

    (b) Quorum. For purposes of administration of the Plan, a majority of the members of the Committee eligible to serve as such shall constitute a quorum, and any action taken by a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of such members of the Committee, shall be the acts of the Committee.

     (c) Committee Power. Subject to the express provisions of the Plan, the Committee shall have full authority (i) to decide when Options will be granted under the Plan, (ii) to select Optionees under the Plan, (iii) to determine which Optionees may be entitled to the benefits of the General Partner's Unit Option Loan Program adopted as of the Effective Date (the "Loan Program"), and (iv) to determine the number of Units to be covered by each Option, the price at which such Units may be purchased and any other terms and conditions of such Option, including the applicability of the Distribution Equivalent feature described in Section 7. The Board or the Committee may, by resolution, authorize one or more officers of the General Partner to do one or both of the following: (1) designate the Optionees, and (2) determine the number of Options to be received by such Optionees; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Options such officer or officers may so award. The Board or the Committee may not authorize an officer to designate himself or herself as a recipient of any such Options.

   (d) Plan Interpretation. Subject to the express provisions of the Plan, the Committee shall have full authority to interpret the Plan and any option agreements evidencing Options granted hereunder (the "Option Agreements"), to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. All determinations, interpretations and constructions made by the Committee pursuant to this Section 3 shall be final and conclusive. No member of the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any Option granted hereunder.

4. Units Subject to Options.

   (a) Number, Source and Use of Units. The equity securities to be subject to Options granted under the Plan shall be limited partnership interests in the Partnership represented by Units. The aggregate number of Units which may be issued under Options granted pursuant to the Plan shall not exceed 720,000 (giving effect to the Unit split effective in January 1998), subject to further adjustment as provided in Sections 4(b) and 8(b) of the Plan. If an Option, or any portion thereof, expires, terminates or is surrendered or canceled for any reason (including pursuant to a cancellation and new grant of Options pursuant to
Section 10) without the full number of Units being issued to the Optionee, the Units subject to such expired, terminated, surrendered or canceled portion of the Option shall be available for subsequent Option grants under this Plan. Units which are the subject of Options may be previously issued and outstanding Units reacquired by the Partnership or certain of its Affiliates and held in treasury, or may be authorized but unissued Units, or may be partly of each.

    (b) Adjustment Provisions. In the event that (i) any change is made to the Units issuable under the Plan pursuant to
Section 8 or otherwise, or (ii) the Partnership makes any distribution of cash, Units, assets or other property to Unitholders which result from the sale or disposition of a major asset or separate operating division of the Partnership or any other extraordinary event and, in the judgment of the Committee, such change or distribution would significantly dilute the rights of Optionees hereunder then, subject to the provisions of
Section 8 of the Plan, the Committee may make appropriate adjustments in the maximum number of Units issuable under the Plan to reflect the effect of such change or distribution upon the Partnership's capital structure, and may make appropriate adjustments to the number of Units and the purchase price subject to each outstanding Option. The adjustments determined by the Committee shall be final, binding and conclusive.

   (c) Further Authorization of Units; Conditional Option Grants. Options may be granted under this Plan with respect to Units in excess of the number specified in Section 4(a) hereof, provided that (i) an amendment to increase such maximum number of Units is adopted by the Committee prior to the initial grant of any such Options and such amendment, if material in amount, is thereafter submitted and approved by a majority of the Unitholders, and (ii) each Option so granted is not to become exercisable, in whole or in part, at any time prior to obtaining required approval.


5. Eligibility

    The persons who shall be eligible to receive Options pursuant to the Plan shall be such officers and key employees of the Partnership, the General Partner, or any Affiliate who can make a meaningful contribution to the Partnership's success, as determined by the Committee from time to time. Effective July 14, 1998, the following individuals shall not be eligible to receive further grants of Options under the Plan, nor shall they receive material increases in benefits with respect to previously granted Options as a result of Plan amendments that become effective that date: (1) a member of the Board of Directors; (2) an officer of the General Partner; or (3) a person determined by resolution to be an "insider" of the Partnership, General Partner or any Affiliate.

6. Options.

   (a) Grant of Options. Subject to the provisions of Section 4, Options may be granted at any time and from time to time as may be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted and the number of Units subject to such Options. The grant of Options under the Plan shall in no way affect the Partnership's or the General Partner's right to adjust, reclassify, reorganize or otherwise change the Partnership's capital or business structure, nor shall the grant of any Option affect the Partnership's or the General Partner's right to merge, consolidate, dissolve, liquidate or sell or transfer any part of the Partnership's business or assets.

    (b) Nature of Options. Options granted pursuant to the Plan shall be authorized by the Committee and shall be non-statutory options which are not intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").

    (c) Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement between the Partnership and the Optionee in such form or forms as the Committee, from time to time, shall prescribe, which agreements need not be identical to each other but shall comply, inter alia, with and be subject to the terms and conditions of this Section 6(c). In addition, the Committee may, in its absolute discretion, include in any Option Agreement other terms, conditions and provisions that are not inconsistent with the express provisions of the Plan.

        (i) Option Price. The price at which each Unit may be purchased pursuant to an Option granted under the Plan shall be not less than 100% of the higher of the "fair market value" for each such Unit (A) on the date the Committee approves the grant of such Option (the "Date of Grant"), or (B) on a future date if such is fixed on the Date of Grant by the Committee. The "fair market value" of the Units on any date shall be the mean between the high and the low prices of the Units on such date on the New York Stock Exchange (or the principal market in which the Units are traded, if the Units are not listed on that Exchange on such date), or if the Units were not traded on such date, the mean between the high and the low prices of the Units on the next preceding trading day during which the Units were traded.
Anything contained in this subsection (i) to the contrary notwithstanding, in the event that the number of Units subject to any Option is adjusted pursuant to 4(b) or 8(b) hereof, a corresponding adjustment shall be made in the price at which the Units subject to such Option may be purchased thereafter.

        (ii) Duration of Options. An Option (or portion thereof) granted under the Plan shall expire and all rights to purchase Units pursuant to the Option (or portion thereof) shall cease at the end of the day which is seven years following the date such Option (or portion thereof) became exercisable for the first time, or such lesser period as may be prescribed by the Committee and specified in the Option Agreement (the "Expiration Date").

        (iii) Vesting of Options. The Units subject to each option granted hereunder may only be purchased to the extent that the Optionee is vested in such Option. An Optionee shall vest separately in each Option granted hereunder in accordance with a schedule determined by the Committee in its sole discretion, which will be appended to the Option Agreement. In the absence of any special circumstances, including the circumstances described in Sections 8 and 13 of the Plan or the terms of any vesting schedule contained in any Option Agreement which differ from the schedule below, the Committee will cause the Options to vest in accordance with the following schedule:

      Number of anniversaries the Optionee has
      remained in the employ of the Partnership,
        the General Partner or any Affiliate      Extent to which the Optionee
         following the Date of the Grant                is Vested

	Under three............................................. 0%
	Three or more..........................................100%

At the time an Option (or portion thereof) becomes vested in accordance with the foregoing schedule, the Option (or such portion) shall remain exercisable for a period of seven (7) years following the date the Option (or such portion) became vested. Anything contained in this subsection (iii) to the contrary notwithstanding, an Optionee shall become fully (100%) vested in each of his or her Options upon (A) his or her termination of employment with the Partnership, the General Partner or an Affiliate for reasons of death, Disability or Retirement (as such terms are defined in Section 13); (B) his or her termination of employment by the Partnership, the General Partner or an Affiliate within one year after the merger of the Partnership into, consolidation of the Partnership with, or sale or transfer of all or substantially all the Partnership's assets to, another entity, or within one year after the acquisition of effective voting control of the Partnership by any individual or entity or by any individuals or entities acting in concert (a good faith determination by the Committee that such control has been acquired shall be final and conclusive), in any such case for a reason other than discharge for cause; (C) a determination by the Committee in its sole discretion that acceleration of the Option vesting schedule would be desirable for the Partnership; or (D) such Options becoming vested pursuant to Section 8 of the Plan.

         (iv)Unit Retention Requirement. The Committee may require, as a term of an Option Agreement, that the Optionee accumulate and retain a minimum number of Units, as specified by the Committee in its discretion ("Unit Retention Requirement").
The Committee shall permit an Optionee to satisfy the Unit Retention Requirement over a prescribed period of at least five years. An Optionee who fails to comply with the Unit Retention Requirement after expiration of the prescribed period shall not be eligible to receive further grants of Options under the Plan.

    (d) Purchase of Units Pursuant to Options. An Optionee may purchase Units subject to the vested portion of an Option in whole at any time, or in part from time to time, by delivering to the Secretary of the General Partner written notice specifying the number of Units with respect to which the Option is being exercised, together with payment in full of the purchase price of such Units plus any applicable federal, state or local taxes for which the Partnership, the General Partner or any Affiliate has a withholding obligation in connection with such purchase. Such payment shall be payable to the Partnership in full (i) in cash,
(ii) with the proceeds of a promissory note payable by the Optionee to the General Partner, but only in accordance with the provisions of, and from a person otherwise eligible under, the Loan Program, or any successor program as in effect from time to time, (A) in a principal amount of up to 95% of the payment due upon the purchase of Units subject to the Option, or such applicable lower percentage as may be specified by the Committee pursuant to the Loan Program, and (B) bearing interest at a rate not less than the applicable federal rate prescribed by
Section 1274 of the Code, or any successor provision, or such higher rate as may be specified by the Committee pursuant to the Loan Program, and (iii) through any combination of (i) and (ii) above. During the lifetime of the Optionee, the Option shall be exercised only by the Optionee and shall not be assignable or transferable by the Optionee other than (1) by will, (2) by the laws of descent and distribution, (3) pursuant to the terms of the Plan, or (4) pursuant to the terms of a qualified domestic relations order.

    (e) Unitholder Rights. An Optionee shall have none of the rights of a Unitholder with respect to any Units issuable pursuant to an Option under the Plan until such Optionee shall have been issued such Units upon the exercise or partial exercise of such Option.

   (f) Compliance with Rule 16b-3. The Committee may impose such conditions on the exercise of an Option as may be necessary to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any other comparable provisions in effect at the time.

7. Distribution Equivalents.

   (a) Distribution Equivalents. The Committee may grant, in its discretion and subject to such conditions, if any, as it shall determine, certain Options with a feature which would allow Optionees to accumulate accrued credit balances as adjusted in subsection (c) (the "Distribution Equivalents"). Only those Options which have been specifically awarded with Distribution Equivalents, as evidenced by the terms of the Option Agreement relating to such Option, shall be deemed to have the Distribution Equivalent feature. The Partnership shall maintain records with respect to each Option granted to an Optionee with Distribution Equivalents, calculated in accordance with subsection (b) (the "Distribution Equivalent Account").

   (b) Calculation of Distribution Equivalents. From the date an Option is granted with a Distribution Equivalent feature until the earlier of (i) the date in which the Option (or portion thereof) becomes exercisable in accordance with Section 6(c) or 8, or (ii) the date of the Optionee's termination of employment for any reason including death, Disability or Retirement, as such terms are defined as in Section 13, the Partnership shall record in each Distribution Equivalent Account on the date of each regular quarterly Partnership distribution, an amount equal to
(x) the Partnership's per Unit regular quarterly distribution as declared from time to time by the Board, multiplied by (y) the number of Units subject to such Option that have not vested. No interest shall be payable or credited to the balance in any Distribution Equivalent Account. Any special per Unit distributions declared by the Board may be credited to the Distribution Equivalent Accounts only upon specific Committee approval.

    (c) Use of Distribution Equivalents. As a term of an Option Agreement, the Committee may condition the Optionee's receipt of the Distribution Equivalent Account value upon the achievement of such corporate performance goals as the Committee may establish in its discretion. At the end of the period described in subsection (b), the Committee shall (i) adjust the accumulated Distribution Equivalents to reflect the achievement of such performance goals and (ii) distribute to each Optionee any Distribution Equivalents, as adjusted, in cash.

8.  Adjustments  Upon Extraordinary Transactions  or  Changes  in
Partnership Control.

    (a) Extraordinary Transaction. In the event one or more of the following transactions (an "Extraordinary Transaction"):

        (1) the Unitholders approve a merger or consolidation of the Partnership with any other entity, other than a merger or consolidation which would result in the Unitholders retaining at least 75% of the total equity interest of the surviving entity, as represented by the percentage of Units or equity securities of the Partnership or such surviving entity held by the Unitholders immediately after such merger or consolidation;

        (2) a plan of complete dissolution of the Partnership is adopted or the Unitholders approve an agreement for the sale or disposition by the Partnership (in one transaction or a series of transactions) of all or substantially all the Partnership's assets; or

        (3) the General Partner is removed, or any person or entity except one or more of the stockholders, as of the date hereof, of Glenmoor, Ltd. ("Glenmoor") or any employee benefit plan of the General Partner (or of any Affiliate or any person or entity organized, appointed or established by the General Partner for or pursuant to the terms of any such employee benefit plan), together with all Affiliates of such person or entity, becomes, directly or indirectly, the beneficial owner, or the holder of proxies, in the aggregate of 51% or more of the general partnership interests of the Partnership, then (i) each Option at the time outstanding under the Plan and not then otherwise fully exercisable shall, during the ten (10) business day period immediately prior to the specified effective date for the Extraordinary Transaction, become fully exercisable for up to the total number of Units purchasable or issuable thereunder and may be exercised for all or any portion of the Units for which the Option is so accelerated, (ii) all Units issuable upon the exercise of Options under this Section 8(a) of the Plan shall be delivered to the Optionee immediately prior to the specified effective date for the Extraordinary Transaction, and (iii) all accumulated Distribution Equivalents, without adjustment  pursuant  to  Section 7(c),  shall  be  paid  to  the
Optionee  in  cash.   Notwithstanding  the  foregoing,   if   the
Extraordinary Transaction is abandoned, (A) any Units not purchased upon exercise of such Option shall continue to be available for purchase in accordance with the other provisions of the Plan, and (B) to the extent that any Option not exercised prior to such amendment shall have vested solely by operation of this Section 8, such vesting shall be deemed annulled, and the vesting schedule set forth in Section 6(c), or in the Option Agreement if different from the vesting schedule in Section 6(c), shall be reinstituted as of the date of such abandonment.

    In no event shall any such acceleration in connection with an Extraordinary Transaction occur if the terms of the agreement governing the Extraordinary Transaction require, as a condition to consummation, that the outstanding Options shall either be assumed by the successor entity, or its Affiliate, or be replaced with a comparable option or right to purchase or receive securities of the successor entity or Affiliate. The determination of such comparability shall be made by the Committee, and its determination shall be final, binding and conclusive. Upon consummation of an Extraordinary Transaction, all outstanding Options under the Plan shall, to the extent not previously exercised or assumed by the successor entity or its Affiliate, terminate.

    Notwithstanding the above, in the event of any Extraordinary Transaction, the Committee shall have the discretion to cancel outstanding Options in whole or in part, subject to such conditions as the Committee may determine, upon payment to Optionees with respect to each Option then exercisable an amount in cash equal to the difference between (i) the fair market value (at the effective date of such Extraordinary Transaction) of the consideration the Optionee would have received in the Extraordinary Transaction if the Option had been exercised immediately prior to the effective date of such Extraordinary Transaction and (ii) the aggregate exercise price of such Option.

   (b) If any change is made to the Units issuable under the Plan by reason of an Extraordinary Transaction that does not result in the termination of all outstanding Options, the Committee may adjust the maximum number of Units issuable under the Plan, the number of Units subject to Options, and the Option price of any outstanding Options.

9. Valuation.

    For purposes of the Plan, the term "fair market value," when used in connection with a discussion concerning the value of a Unit, shall represent the value described in Section 6(c)(i). When used in connection with a discussion concerning the value of a right, an asset or other property, other than a Unit, the term "fair market value" shall mean, on any relevant date, the market value of such asset, as determined by the Committee in accordance with such method of valuation as the Committee shall determine to be reasonable and appropriate.

10.    Cancellation and New Grant of Awards.

    The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different number and class of Units but having a purchase price per Unit not less than fair market value of a Unit on the new Date of Grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Optionee under the Plan of a new Option for the same or a different number of Units as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Options surrendered.

11.    Term of Plan.

    Unless  the  Plan  is sooner terminated  in  accordance  with
Section 8 or by the Committee, no further Options shall be granted under the Plan after the earlier of (i) the twentieth
(20th) anniversary of the Effective Date, or (ii) the date on which all Units available for issuance under the Plan have been issued.

12.    Amendment of the Plan and Awards.

    The Committee shall have complete and exclusive power and authority to terminate or amend the Plan and the Committee may amend outstanding Options issued under the Plan in any or all aspects whatsoever not inconsistent with the terms of the Plan; provided, however, that no such termination or amendment shall adversely affect the rights of an Optionee with respect to Options at the time outstanding under the Plan unless the Optionee consents to such amendment; and provided, further, that the Committee shall not, without the approval of the Unitholders amend the Plan to (i) materially increase the maximum number of Units which may be issued under the Plan, except for permissible adjustments under Section 4(b), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or
(iii) materially modify the eligibility requirements for the grant of Options under the Plan.

13.     Treatment  of  Options  Upon  Optionee's  Termination  of
Employment.

    Unless otherwise determined by the Committee, the following rules shall apply in the event of an Optionee's termination of employment with the Partnership, the General Partner or any
Affiliate:

    (a) Termination for Cause; Voluntary Termination Without Consent. In the event of an Optionee's termination of employment with the Partnership, the General Partner or any Affiliate either
(i) for cause or (ii) voluntarily on the part of the Optionee and without the written consent of his or her employer, any and all Option(s) held by such person shall immediately terminate.

    (b) Termination in Special Circumstances. In the event of an Optionee's termination of employment with the Partnership, the General Partner or any Affiliate under circumstances other than those specified in subsection (a) hereof and for reasons other than death, Disability or Retirement (as defined in subsection (d) hereof), such Option shall terminate on the date which is 90 days from the date of such termination of employment or on its Expiration Date, whichever shall first occur; provided, however, that if the Optionee is a former officer of the Partnership subject to Section 16 of the 1934 Act who terminates employment pursuant to this subsection (b), his or her Options shall terminate on (i) the date which is the later of (A) 90 days from the date of such termination of employment, or (B) six months and ten days after such person's last purchase or sale, for purposes of Section 16, of Units or any derivative security thereto prior to his or her ceasing to be such an officer, or
(ii) their Expiration Date, whichever shall first occur.

    (c) Death of Optionee. In the event of the death of an Optionee (i) while he or she is employed by the Partnership, the General Partner or any Affiliate, or (ii) if subsections (b) or
(d) hereof is applicable, during the respective periods of time specified therein following his or her termination of employment, such Option shall become fully exercisable, but shall terminate on the first anniversary of the Optionee's death, Disability or Retirement (as such terms are defined in subsection (d) hereof) or on its Expiration Date, whichever shall first occur.

   (d) Disability or Retirement of Optionee. In the event of the Optionee's termination of employment with the Partnership, the General Partner or any Affiliate for reasons of the inability, due to mental or physical infirmity, of the Optionee to discharge the regular responsibilities and duties of his or her employment with the Partnership, the General Partner or any Affiliate, as the case may be ("Disability"), or for reasons of termination of employment other than discharge for cause (i) at or after age 65, or (ii) before age 65 provided the Optionee has at the time of such termination satisfied the age and vesting requirements for normal or early retirement pursuant to the terms of any "defined benefit plan" (as such term is defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended, or any successor provision) maintained by the Partnership, the
General Partner or any Affiliate in which the Optionee participates, or (iii) if the Optionee does not participate at the time of such termination in such a "defined benefit plan," at or after age 55 and before age 65 provided the Optionee has been employed by the Partnership, the General Partner or any Affiliate for at least five full years (any of which terminations in clauses (i)-(iii) above shall constitute "Retirement"), such Option shall become fully exercisable, but shall terminate on the date which is a number of years after the date of such termination of employment as shall be fixed by the Committee or on its Expiration Date, whichever shall first occur.

    (e) Limitations of Option Acceleration Upon Termination of Employment of Optionee. Anything contained in this Section 13 to the contrary notwithstanding, an Option may only be exercised following the Optionee's termination of employment with the Partnership, the General Partner or any Affiliate for reasons other than death, Disability or Retirement if, and to the extent that, such Option was exercisable immediately prior to such termination of employment.

    (f) Certain Transfers of Employment. An Optionee's transfer of employment between or among the Partnership, the General Partner and an Affiliate or between or among Affiliates of the Partnership, shall not constitute a termination of employment and the Committee shall determine in each case whether an authorized leave of absence for military service or otherwise shall constitute a termination of employment.




14.    Issuance of Units; Restrictions.

    (a) Subject to the conditions and restrictions provided in this Section 14, the Partnership shall, within twenty (20) business days after an Option has been duly exercised in whole or in part, deliver to the person who exercised the Option a certificate, registered in the name of such person, for the number of Units with respect to which the Option has been exercised. The Partnership may legend any certificate issued hereunder to reflect any restrictions provided for in this
Section 14.

   (b) Unless the Units subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended (the "1933 Act"), (and, in the case of any Optionee who may be deemed an Affiliate of the Partnership, such Units have been registered under the 1933 Act for resale by such Optionee), or the Partnership has determined that an exemption from registration is available, the Partnership may require prior to and as a condition of the issuance of any Units that the person exercising an Option hereunder furnish the Partnership with a written representation in a form prescribed by the Committee to the effect that such person is acquiring said Units solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such Units otherwise than in accordance with the provisions of Rule 144 under the 1933 Act unless and until either the Units are registered under the 1933 Act or the Partnership is satisfied that an exemption from such registration is available.

   (c) Anything contained herein to the contrary notwithstanding, the Partnership shall not be obligated to sell or issue any Units under the Plan unless and until the Partnership is satisfied that such sale or issuance complies with (i) all applicable requirements of the New York Stock Exchange (or the governing body of the principal market in which such Units are traded, if such Units are not then listed on such Exchange), (ii) all applicable provisions of the 1933 Act, and (iii) all other laws or regulations by which the Partnership is bound or to which the Partnership is subject.

15.    General Provisions.

    (a) No Right to Employment. Nothing contained in the Plan or any Option Agreement shall confer, and no grant of an Option shall be construed as conferring, upon any Optionee any right to continue in the employ of the Partnership, the General Partner or any Affiliate or to interfere in any way with the right of the Partnership, the General Partner or any Affiliate to terminate his or her employment at any time or increase or decrease his or her compensation from the rate in effect at the Date of Grant.

    (b) No Limit on Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Partnership, the General Partner or any Affiliate from adopting other or additional compensation arrangements (which may include arrangements which relate to Options under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases.